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NORTH CAROLINA                                                      EXHIBIT 10.1

CATAWBA COUNTY


                     CANCELLATION AND TERMINATION AGREEMENT

         This Agreement effective as of the 3rd day of September, 2001, by and between Pierre Foods, Inc., a North Carolina corporation ("Pierre"), and PF Management, Inc., a North Carolina corporation ("PFM").

                                   WITNESSETH:

         WHEREAS, PFM, a successor by assignment from HERTH Management, Inc., is a party to a certain Amended and Restated Management Services Agreement ("Services Agreement") dated December 17, 1999 with Fresh Foods, Inc. (now Pierre Foods, Inc.), which terminates by its terms on March 31, 2002; and

         WHEREAS, Pierre is of the opinion that it would be in the best interest of Pierre to have a direct employment arrangement with its executive management; and

         WHEREAS, PFM in consideration of a cancellation fee of $350,000, the receipt of which is hereby acknowledged, is willing at the request of Pierre to terminate and cancel the Services Agreement.

         Now, therefore, in consideration of the mutual premises herein, and other consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties do hereby agree to terminate and cancel the Services Agreement effective as of the date hereof and release each other from any rights, obligations or liabilities thereunder. Henceforth, said Services Agreement shall be of no further force or effect.




                            [Signature Page Attached]




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         IN WITNESS WHEREOF, the parties have executed this Cancellation and
Termination Agreement as of the day and year first above written.


                                   PIERRE FOODS, INC.


/s/ Gerri Walsh                    By:  /s/ Pamela M. Witters
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Witness                               Pamela M. Witters, Chief Financial Officer


                                   PF MANAGEMENT, INC.

/s/ Jerri McNiel                   By:  /s/ David R. Clark
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Witness                               David R. Clark, President